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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): November 18, 2004

         CWALT, INC., (as depositor under the Trust Agreement, dated as of November 18, 2004, providing for the issuance of the
              Alternative Loan Trust Resecuritization 2004-31T1R,
        Resecuritization Pass-Through Certificates, Series 2004-31T1R).

                                   CWALT, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


     Delaware                       333-117949             95-4449516
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(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                   File Number)           Identification No.)


4500 Park Granada
Calabasas, California                               91302
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(Address of principal                              (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
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Item 8.01     Other Events.
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On November 18, 2004, CWALT, Inc. (the "Company") entered into a Trust Agreement dated as of November 18, 2004 (the "Trust Agreement"), by and among the Company, as depositor, Goldman, Sachs & Co. as underlying certificate seller (the "Underlying Certificate Seller"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Resecuritization Pass-Through Certificates, Series 2004-31T1R. The Trust Agreement is annexed hereto as Exhibit 99.1.

Section 9  Financial Statements and Exhibits
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Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

(a) Financial statements of businesses acquired.
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         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c) Exhibits.
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Exhibit No.    Description
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   99.1 The Trust Agreement dated as of November 18, 2004, by and among the Company, the Underlying Certificate Seller and the Trustee.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CWALT, INC.



                                   By: /s/ Darren Bigby
                                       ---------------------------------
                                       Darren Bigby
                                       Vice President



Dated:  January 11, 2005

                                  Exhibit Index
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Exhibit                                                                  Page
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99.1.           Trust Agreement, dated as of
                November 18, 2004, by
                and among, the Company, the Underlying Certificate
                Seller and the Trustee.                                    6